Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of September 26, 2023, is entered into by and between the undersigned stockholder (the “Stockholder”) of Canoo Inc., a Delaware corporation (the “Company”), and the Company. The Company and the Stockholder are each sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.            Prior to or concurrently with the execution of this Agreement, the Company has entered into a securities purchase agreement (the “Purchase Agreement”) with YA II PN, Ltd. (“Buyer”), in connection with the issuance and sale by the Company of convertible debentures in an initial aggregate principal amount of $15,000,000, as well as, among other things, the Option Debenture, the Initial Warrant and the Option Warrant.

B.            In order to induce Buyer to enter into the Purchase Agreement and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Stockholder hereby makes certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the shares of Common Stock Beneficially Owned by the Stockholder and set forth below the Stockholder’s signature on the signature page hereto (the “Original Shares” and, together with any additional shares of Common Stock pursuant to Section 6 hereof, the “Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.              Definitions. For purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. When used in this Agreement, the following terms in all of their tenses, cases, and correlative forms shall have the meanings assigned to them in this Section 1.

(a)            “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the 1934 Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities.

(b)            “Beneficial Owner” shall mean the Person who Beneficially Owns the referenced securities.

2.              Representations of Stockholder. The Stockholder represents and warrants to the Company that:

(a)            Ownership of Shares. The Stockholder: (i) is the Beneficial Owner of all of the Original Shares set forth below the Stockholder’s signature on the signature pages hereto free and clear of any proxy, voting restriction, adverse claim, or other Liens, other than those created by this Agreement or under applicable federal or state securities laws; and (ii) has the ultimate voting power over all such Original Shares or (iii) has the power and authority to enter into, execute, and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder. Except pursuant to this Agreement, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which the Stockholder is a party relating to the pledge, disposition, or voting of any such Original Shares and there are no voting trusts or voting agreements with respect to such Original Shares.

(b)            Disclosure of All Shares Owned. The Stockholder does not Beneficially Own any shares of Common Stock other than: (i) the Original Shares set forth below the Stockholder’s signature on the signature pages hereto; and (ii) except as previously publicly disclosed, any options, warrants, or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Common Stock, set forth below the Stockholder’s signature on the signature pages hereto (collectively, “Options”).

(c)            Power and Authority; Binding Agreement. If the Stockholder is an individual, the Stockholder has full power and authority and legal capacity to enter into, execute, and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder (including the proxy described in Section 3(b) below). If the Stockholder is not an individual, the Stockholder has requisite organizational power and authority to enter into, execute, and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder (including the proxy described in Section 3(b) below). This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes the legal, valid, and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

(d)            No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any law applicable to the Stockholder or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of any Lien on any of the Shares attributable to the Stockholder pursuant to, any agreement or other instrument or obligation binding upon the Stockholder or any of the Shares attributable to the Stockholder.

(e)            No Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity or any other Person on the part of the Stockholder is required in connection with the valid execution and delivery of this Agreement. If the Stockholder is an individual, no consent of the Stockholder’s spouse is necessary under any “community property” or other laws in order for the Stockholder to enter into and perform its obligations under this Agreement.

(f)            No Litigation. There is no action, suit, investigation, or proceeding (whether judicial, arbitral, administrative, or other) pending against, or, to the knowledge of the Stockholder, threatened against or affecting, the Stockholder that could reasonably be expected to materially impair or materially adversely affect the ability of the Stockholder to perform the Stockholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement on a timely basis.

3.              Agreement to Vote Shares; Irrevocable Proxy.

(a)            Agreement to Vote and Approve. The Stockholder irrevocably and unconditionally agrees during the term of this Agreement, at any annual or special meeting of the Company and at every adjournment or postponement thereof, and on every action or approval by written consent or consents of the Company stockholders, to vote or cause the holder of record to vote the Shares in favor of providing the Shareholder Approval (as defined in the Purchase Agreement) to the extent not previously obtained.

(b)            Irrevocable Proxy. The Stockholder hereby appoints the Company and any designee of the Company, and each of them individually, until the Expiration Time (as defined below) (at which time this proxy shall automatically be revoked), its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by the Stockholder with respect to the Shares. The power of attorney granted by the Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of the Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

4.              No Voting Trusts or Other Arrangement. The Stockholder agrees that during the term of this Agreement the Stockholder will not, and will not permit any entity under the Stockholder’s control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares, or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with the Company.

5.              Transfer and Encumbrance. The Stockholder agrees that during the term of this Agreement, the Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, convey any legal or Beneficial Ownership interest in or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law, or otherwise), or encumber (“Transfer”) any of the Shares or enter into any contract, option, or other agreement with respect to, or consent to, a Transfer of, any of the Shares or the Stockholder’s voting or economic interest therein. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of the Shares by the Stockholder to any member of the Stockholder’s immediate family, to a trust for the benefit of the Stockholder or any member of the Stockholder’s immediate family, upon the death of the Stockholder or to an “affiliate” (as defined in Rule 144) of the Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company and the Buyers, to be bound by all of the terms of this Agreement.

6.              Additional Shares. The Stockholder agrees that all shares of Common Stock that the Stockholder purchases, acquires the right to vote, or otherwise acquires Beneficial Ownership of, after the execution of this Agreement and prior to the Expiration Time shall be subject to the terms and conditions of this Agreement and shall constitute Shares for all purposes of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Shares” for all purposes of this Agreement.

7.              Termination. This Agreement shall terminate upon the earliest to occur of (the “Expiration Time”): (a) the date on which the Purchase Agreement is terminated in accordance with its terms; (b) the termination of this Agreement by mutual written consent of the Parties; and (c) the date on which the Shareholder Approval is obtained. Nothing in this Section 7 shall relieve or otherwise limit the liability of any Party for any intentional breach of this Agreement prior to such termination.

8.              No Agreement as Director or Officer. The Stockholder makes no agreement or understanding in this Agreement in its capacity as a director or officer of the Company or any of its subsidiaries (if the Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by the Stockholder in its capacity as such a director or officer, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict the Stockholder from exercising its fiduciary duties as an officer or director to the Company or its stockholders.

9.              Further Assurances. The Stockholder agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as the Company may reasonably request to consummate and make effective the transactions contemplated by this Agreement.

10.            Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of the Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.

11.            Specific Performance. Each Party hereto acknowledges that it will be impossible to measure in money the damage to the other Party if a Party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other Party will not have an adequate remedy at law or damages. Accordingly, each Party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other Party has an adequate remedy at law. Each Party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other Party’s seeking or obtaining such equitable relief.

12.            Amendment; Assignment. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Stockholder. No Party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other Party hereto, except that the Company may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any of its “affiliates” (as defined in Rule 144) or to any party that acquires all of substantially all of the assets of the Company (whether by merger, sale of stock, sale of assets or otherwise). Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any assignment contrary to the provisions of this Section 12 shall be null and void.

13.            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses and e-mail addresses for such communications shall be:

If to the Company:

Canoo Inc.

15520 Highway 114

Justin, TX 76247

Attention: Hector Ruiz
E-mail: [*****]

If to the Stockholder, to the address, email address, or facsimile number set forth for the Stockholder on the signature pages hereof.

14.            Miscellaneous.

(a)            Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

(b)            Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(c)            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the date first written above.

CANOO INC.

By:

Name:
Title:

By:

Number of Shares of Common Stock Beneficially Owned as of the date of this Agreement:
Number of Options Beneficially Owned as of the date of this Agreement:
Street Address:
City/State/Zip Code:

[Signature Page to Voting Agreement]